SEC File Nos. 333-67455
              811-9105

                           SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    FORM N-1A
                             Registration Statement
                                      Under
                            the Securities Act of 1933
                          Post-Effective Amendment No.  4
                                      and
                             Registration Statement
                                     Under
                      The Investment Company Act of 1940
                                Amendment No.  7

                             NEW  WORLD  FUND, INC.
             (Exact Name of Registrant as specified in charter)
                            333 South Hope Street
                        Los Angeles, California 90071
                    (Address of principal executive offices)
              Registrant's telephone number, including area code:
                               (213) 486-9200

                              Vincent P. Corti
                 Capital Research and Management Company
                            333 South Hope Street
                        Los Angeles, California 90071
                  (name and address of agent for service)


                                Copies to:
                        MICHAEL J. FAIRCLOUGH, ESQ.
                            O'Melveny & Myers LLP
                           400 South Hope Street
                       Los Angeles, California  90071
                       (Counsel for the Registrant)

                 Approximate date of proposed public offering:
It is proposed that this filing become effective on January 1, 2001,  pursuant to paragraph (b) of rule 485.

                                 New World Fund

                                   Prospectus
                                JANUARY 1, 2001



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 NEW WORLD FUND, INC.

 333 South Hope Street
 Los Angeles, California 90071


                               TICKER   NEWSPAPER      FUND
                               SYMBOL  ABBREVIATION   NUMBER
 ------------------------------------------------------------
 Class A                       NEWFX      NwWrld        36
 Class B                       NEWBX     NwWrldB       236





 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     3
 -------------------------------------------------------
  Investment Objective, Strategies and Risks        4
 -------------------------------------------------------
  Management and Organization                       7
 -------------------------------------------------------
  Shareholder Information                           9
 -------------------------------------------------------
  Choosing a Share Class                           10
 -------------------------------------------------------
  Purchase and Exchange of Shares                  11
 -------------------------------------------------------
  Sales Charges                                    12
 -------------------------------------------------------
  Sales Charge Reductions and Waivers              14
 -------------------------------------------------------
  Plans of Distribution                            16
 -------------------------------------------------------
  How to Sell Shares                               17
 -------------------------------------------------------
  Distributions and Taxes                          19
 -------------------------------------------------------
  Financial Highlights                             20
 -------------------------------------------------------

NEW WORLD FUND / PROSPECTUS
                                                                  NWF-010-0101/M

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

 The fund is designed for investors seeking capital appreciation. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. The values of debt securities may be affected by changing interest rates and credit risk assessments. Lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds.

 Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S., particularly in countries with developing economies or markets, may be affected to a greater extent.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES
 (fees paid directly from your investment)             CLASS A    CLASS B
 --------------------------------------------------------------------------
 Maximum sales charge imposed on purchases              5.75%/1/   0.00%
 (as a percentage of offering price)
 --------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends   0.00%      0.00%
 --------------------------------------------------------------------------
 Maximum deferred sales charge                          0.00%/2/   5.00%/3/
 --------------------------------------------------------------------------
 Redemption or exchange fees                            0.00%      0.00%


 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 3 Deferred sales charges are reduced after 12 months and eliminated after six years.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)  CLASS A    CLASS B/1/
 -----------------------------------------------
 Management Fees                                 0.80%       0.80%
 Distribution and/or Service (12b-1) Fees        0.26%/2/    1.00%
 Other Expenses                                  0.29%       0.23%
 Total Annual Fund Operating Expenses            1.35%       2.03%


 1 Annualized.

 2 Class A 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in Year One. The "Class B - assuming redemption" example reflects applicable contingent deferred sales charges through Year Six (after which time they are eliminated). Both Class B examples reflect Class A expenses for Years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

                                   YEAR   YEAR    YEAR    YEAR
                                   ONE   THREE    FIVE    TEN
 Class A                           $705  $  978  $1,272  $2,105
 -------------------------------------------------------------------------------
 Class B - assuming redemption     $706  $1,037  $1,293  $2,184
 Class B - assuming no redemption  $206  $  637  $1,093  $2,184

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is long-term capital appreciation. The fund may invest in equity securities of any company, regardless of where it is based, if the fund's investment adviser determines that a significant portion of a company's assets or revenues (generally 20% or more) are attributable to developing countries. Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. In addition, the fund may invest up to 25% of its assets in debt securities of issuers, including issuers of lower rated bonds and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

 In determining whether a country is qualified, the fund will consider such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest, and/or capital gains. The fund's investment adviser will maintain a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Greece, Hungary, India, Israel, Jordan, Malaysia, Mexico, Morocco, Panama, Peru, Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, and Venezuela.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks. Smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 Investing in countries with developing economies and/or markets generally involves risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have

                                                     NEW WORLD FUND / PROSPECTUS
 less developed legal and accounting systems. The governments of these countries may be more unstable and likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and potentially less liquid than securities issued in countries with more developed economies or markets.

 The values of most debt securities held by the fund may be affected by changing interest rates, and individual securities by changes in their effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The values of lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

NEW WORLD FUND / PROSPECTUS

 The following chart illustrates the industry mix of the fund's investment portfolio as of the end of the fund's fiscal year, October 31, 2000.

[pie chart]
Banks 9.89%
Wireless Telecommunication Services 6.20%
Electronic Equipment & Instruments 5.11%
Diversified Telecommunication Services 4.83%
Beverages 4.53%
Other Industries 45.60%
Bonds & Notes 10.54%
Cash & Equivalents 13.30%
[end pie]

 LARGEST INDIVIDUAL EQUITY HOLDINGS                                   PERCENT OF
 (AS OF OCTOBER 31, 2000)                                             NET ASSETS
 ---------------------------------------------------------------------------------
 Shinhan Bank                                                            1.99%
 ---------------------------------------------------------------------------------
 Hon Hai Precision Industry                                              1.68
 ---------------------------------------------------------------------------------
 Unibanco-Uniao de Bancos Brasileiros                                    1.63
 ---------------------------------------------------------------------------------
 Samsung Electro-Mechanics                                               1.62
 ---------------------------------------------------------------------------------
 Coca-Cola                                                               1.47
 ---------------------------------------------------------------------------------
 Telefonos de Mexico                                                     1.45
 ---------------------------------------------------------------------------------
 Avon Products                                                           1.30
 ---------------------------------------------------------------------------------
 PepsiCo                                                                 1.26
 ---------------------------------------------------------------------------------
 Fomento Economico Mexicano                                              1.21
 ---------------------------------------------------------------------------------
 Sony                                                                    1.19



 Because the fund is actively managed, its holdings will change from time to time.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for New World Fund are listed on the following page.

NEW WORLD FUND / PROSPECTUS

                                                                                        APPROXIMATE YEARS OF EXPERIENCE
                                                                                         AS AN INVESTMENT PROFESSIONAL
                                                                                        (INCLUDING THE LAST FIVE YEARS)
                                                            YEARS OF EXPERIENCE
                                                           AS PORTFOLIO COUNSELOR      -----------------------------------
                                                        (AND RESEARCH PROFESSIONAL,      WITH CAPITAL
           PORTFOLIO                                         IF APPLICABLE) FOR          RESEARCH AND
         COUNSELORS FOR                                        NEW WORLD FUND             MANAGEMENT
         NEW WORLD FUND        PRIMARY TITLE(S)                (APPROXIMATE)                COMPANY
         ------------------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                       -----------------------------------
         ROBERT W.       President and Director of     2 years (since the fund began   16 years           16 years
         LOVELACE        the fund. President and       operations)
                         Director, Capital Research
                         Company*
         -----------------------------------------------------------------------------------------------------------------
         MARK E.         Senior Vice President of the  2 years (since the fund began   18 years           18 years
         DENNING         fund. Director, Capital       operations)
                         Research and Management
                         Company. Senior Vice
                         President, Capital Research
                         Company*
         -----------------------------------------------------------------------------------------------------------------
         DAVID C.        Vice President of the fund.   2 years (since the fund began   13 years           20 years
         BARCLAY         Senior Vice President and     operations)
                         Director, Capital Research
                         and Management Company
                                                       -------------------------------------------------------------------
         ----------------------------------------------
         ALWYN           Vice President of the fund.   2 years (since the fund began   8 years            12 years
         HEONG           Vice President, Capital       operations)
                         Research Company*
         -----------------------------------------------------------------------------------------------------------------
         CARL M.         Vice President of the fund.   2 years (since the fund began   10 years           13 years
         KAWAJA          Vice President, Capital       operations)
                         Research Company*
           The fund began investment operations on June 17, 1999.
         * Company affiliated with Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                     Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773

 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

 You may invest in the fund through various retirement plans. However, Class B shares generally are not available to certain retirement plans (for example, group retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans). Some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact American Funds Service Company, your plan administrator/trustee or dealer.

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 CHOOSING A SHARE CLASS

 The fund offers both Class A and Class B shares. Each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation.

 Factors you should consider in choosing a class of shares include:

  .  How long you expect to own the shares

  .  How much you intend to invest

  .  The expenses associated with owning shares of each class

  . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

 Differences between Class A and Class B shares include:


               CLASS A                                 CLASS B
 ------------------------------------------------------------------------------
  Initial sales charge of up to         No initial sales charge.
  5.75%. Sales charges are reduced or
  eliminated for purchases of $25,000
  or more (see "Sales Charges - Class
  A").
 ------------------------------------------------------------------------------
  Distribution and service (12b-1)      Distribution and service (12b-1) fees
  fees of up to 0.30% annually.         of 1.00% annually.
 ------------------------------------------------------------------------------
  Higher dividends, if any, than        Lower dividends, if any, than Class A
  Class B shares due to lower annual    shares due to higher distribution fees
  expenses.                             and other expenses.
 ------------------------------------------------------------------------------
  No contingent deferred sales charge   A contingent deferred sales charge if
  (except on certain redemptions on     you sell shares within six years of
  purchases of $1 million or more       buying them.  The charge starts at 5%
  bought without an initial sales       and declines thereafter until it
  charge).                              reaches 0% after six years. (See "Sales
                                        Charges - Class B.")
 ------------------------------------------------------------------------------
  No purchase maximum.                  Maximum purchase of $100,000.
 ------------------------------------------------------------------------------
                                        Automatic conversion to Class A shares
                                        after eight years, reducing future
                                        annual expenses.
 ------------------------------------------------------------------------------

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into shares of the same class of other funds in The American Funds Group generally without a sales charge. For purposes of computing the contingent deferred sales charge on Class B shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR CLASS A AND B SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000

NEW WORLD FUND / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value plus any applicable sales charge in the case of Class A shares, or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. Sales of certain Class A and B shares may be subject to contingent deferred sales charges.

 ---------------------------------------------------------
 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1
 million                          1.50%            1.52%            1.20%
 $1 million or more and certain other
 investments described below           see below  see below  see below



 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE

                                                     NEW WORLD FUND / PROSPECTUS

 MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee-based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

 CLASS B

 Class B shares are sold without any initial sales charge. However, a contingent deferred sales charge may be applied to the value of the shares you redeem within six years of purchase, as shown in the table below.


 Shares sold within year           1    2    3    4    5     6
 ----------------------------------------------------------------
 Contingent deferred sales charge  5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest. American Funds Distributors pays compensation equal to 4% of the amount invested to dealers who sell Class B shares.

 CLASS B CONVERSION TO A SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that this automatic conversion is not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences. Please see the statement of additional information for more information.

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B contingent deferred sales charge using one or any combination of the methods described below, in the statement of additional information and "Welcome to the Family."

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  .  solely controlled business accounts.

  .  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of Class A and/or B shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing Class A and B holdings in the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

                                                     NEW WORLD FUND / PROSPECTUS

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all Class A and B share non-money market fund purchases, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B SHARES

 The contingent deferred sales charge on Class B shares may be waived in the following cases:

  . when receiving payments through systematic withdrawal plans (up to 12% of the value of your account);

  . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

  . for redemptions due to death or post-purchase disability of the shareholder.

 For more information, please consult your financial adviser, the statement of additional information or "Welcome to the Family."

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.30% for Class A shares and 1.00% for Class B shares. Up to 0.25% of these payments are used to pay service fees to qualified dealers for providing certain shareholder services. The remaining 0.75% expense for Class B shares is used for financing commissions paid to your dealer. The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated above under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  .  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  .  Requests must be signed by the registered shareholder(s).

  .  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  . American Funds Service Company reserves the right to require signature guarantee(s) on all redemptions.

  . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  .  Checks must be made payable to the registered shareholder.

  . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

NEW WORLD FUND / PROSPECTUS

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, if any, usually in December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.

NEW WORLD FUND / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                       Net gains/(losses) on
              Net asset                     securities                    Dividends
                value,        Net         (both realized      Total from  (from net                    Net asset
Years ended  beginning of  investment           and           investment  investment      Total      value, end of
October 31      period       income         unrealized)       operations   income)    distributions      year       Total return
----------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
2000            $23.67       $.42/2/         $(1.08)/2/         $(.66)      $(.20)       $(.20)         $22.81         (2.91)%
1999             23.56        .16              (.05)              .11        -            -              23.67           .47
 CLASS B:
2000             29.09        .20/2/          (6.58)/2/         (6.38)       -            -              22.71        (21.93)/3/

                             Ratio of    Ratio of net
              Net assets,   expenses to   income to
Years ended   end of year   average net  average net      Portfolio
October 31   (in millions)    assets        assets      turnover rate
----------------------------------------------------------------------
 CLASS A:
2000            $1,279         1.35%        1.61%          30.07%/4/
1999               739         1.46/3/      1.83/3/          .83/5/
 CLASS B:
2000                16         2.03/3/       .93/3/        30.07/4/


1 The period ended 1999 represents the period June 17, commencement of operations, to October 31. The period ended 2000 represents, for Class A shares, fiscal year ended October 31, 2000. The period ended 2000 represents, for Class B shares, the 230-day period ended October 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year.

2 Based on average shares outstanding.

3 Annualized

4 Represents portfolio turnover rate (equivalent for all share classes) for the year ended October 31, 2000.

5 Based on operations for the period shown and, accordingly, not representative of a full year.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                                     NEW WORLD FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

                            *     *     *     *     *

 If you would like to receive individual copies of these documents at no charge, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.
 Investment Company File No. 811-9105
                                                       Printed on recycled paper

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
Vincent P. Corti
Secretary

                                 New World Fund

                                   Prospectus
                                JANUARY 1, 2001



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 NEW WORLD FUND, INC.

 333 South Hope Street
 Los Angeles, California 90071


                               TICKER   NEWSPAPER      FUND
                               SYMBOL  ABBREVIATION   NUMBER
 ------------------------------------------------------------
 Class A                       NEWFX      NwWrld        36
 Class B                       NEWBX     NwWrldB       236





 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     3
 -------------------------------------------------------
  Investment Objective, Strategies and Risks        4
 -------------------------------------------------------
  Management and Organization                       7
 -------------------------------------------------------
  Shareholder Information                           9
 -------------------------------------------------------
  Choosing a Share Class                           10
 -------------------------------------------------------
  Purchase and Exchange of Shares                  11
 -------------------------------------------------------
  Sales Charges                                    12
 -------------------------------------------------------
  Sales Charge Reductions and Waivers              14
 -------------------------------------------------------
  Plans of Distribution                            16
 -------------------------------------------------------
  How to Sell Shares                               17
 -------------------------------------------------------
  Distributions and Taxes                          19
 -------------------------------------------------------
  Financial Highlights                             20
 -------------------------------------------------------

NEW WORLD FUND / PROSPECTUS
                                                                  NWF-010-0101/M

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

 The fund is designed for investors seeking capital appreciation. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. The values of debt securities may be affected by changing interest rates and credit risk assessments. Lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds.

 Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S., particularly in countries with developing economies or markets, may be affected to a greater extent.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES
 (fees paid directly from your investment)             CLASS A    CLASS B
 --------------------------------------------------------------------------
 Maximum sales charge imposed on purchases              5.75%/1/   0.00%
 (as a percentage of offering price)
 --------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends   0.00%      0.00%
 --------------------------------------------------------------------------
 Maximum deferred sales charge                          0.00%/2/   5.00%/3/
 --------------------------------------------------------------------------
 Redemption or exchange fees                            0.00%      0.00%


 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 3 Deferred sales charges are reduced after 12 months and eliminated after six years.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)  CLASS A    CLASS B/1/
 -----------------------------------------------
 Management Fees                                 0.80%       0.80%
 Distribution and/or Service (12b-1) Fees        0.26%/2/    1.00%
 Other Expenses                                  0.29%       0.23%
 Total Annual Fund Operating Expenses            1.35%       2.03%


 1 Annualized.

 2 Class A 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in Year One. The "Class B - assuming redemption" example reflects applicable contingent deferred sales charges through Year Six (after which time they are eliminated). Both Class B examples reflect Class A expenses for Years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

                                   YEAR   YEAR    YEAR    YEAR
                                   ONE   THREE    FIVE    TEN
 Class A                           $705  $  978  $1,272  $2,105
 -------------------------------------------------------------------------------
 Class B - assuming redemption     $706  $1,037  $1,293  $2,184
 Class B - assuming no redemption  $206  $  637  $1,093  $2,184

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is long-term capital appreciation. The fund may invest in equity securities of any company, regardless of where it is based, if the fund's investment adviser determines that a significant portion of a company's assets or revenues (generally 20% or more) are attributable to developing countries. Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. In addition, the fund may invest up to 25% of its assets in debt securities of issuers, including issuers of lower rated bonds and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

 In determining whether a country is qualified, the fund will consider such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest, and/or capital gains. The fund's investment adviser will maintain a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Greece, Hungary, India, Israel, Jordan, Malaysia, Mexico, Morocco, Panama, Peru, Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, and Venezuela.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks. Smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 Investing in countries with developing economies and/or markets generally involves risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have

                                                     NEW WORLD FUND / PROSPECTUS
 less developed legal and accounting systems. The governments of these countries may be more unstable and likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and potentially less liquid than securities issued in countries with more developed economies or markets.

 The values of most debt securities held by the fund may be affected by changing interest rates, and individual securities by changes in their effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The values of lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

NEW WORLD FUND / PROSPECTUS

 The following chart illustrates the industry mix of the fund's investment portfolio as of the end of the fund's fiscal year, October 31, 2000.

[pie chart]
Banks 9.89%
Wireless Telecommunication Services 6.20%
Electronic Equipment & Instruments 5.11%
Diversified Telecommunication Services 4.83%
Beverages 4.53%
Other Industries 45.60%
Bonds & Notes 10.54%
Cash & Equivalents 13.30%
[end pie]

 LARGEST INDIVIDUAL EQUITY HOLDINGS                                   PERCENT OF
 (AS OF OCTOBER 31, 2000)                                             NET ASSETS
 ---------------------------------------------------------------------------------
 Shinhan Bank                                                            1.99%
 ---------------------------------------------------------------------------------
 Hon Hai Precision Industry                                              1.68
 ---------------------------------------------------------------------------------
 Unibanco-Uniao de Bancos Brasileiros                                    1.63
 ---------------------------------------------------------------------------------
 Samsung Electro-Mechanics                                               1.62
 ---------------------------------------------------------------------------------
 Coca-Cola                                                               1.47
 ---------------------------------------------------------------------------------
 Telefonos de Mexico                                                     1.45
 ---------------------------------------------------------------------------------
 Avon Products                                                           1.30
 ---------------------------------------------------------------------------------
 PepsiCo                                                                 1.26
 ---------------------------------------------------------------------------------
 Fomento Economico Mexicano                                              1.21
 ---------------------------------------------------------------------------------
 Sony                                                                    1.19



 Because the fund is actively managed, its holdings will change from time to time.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for New World Fund are listed on the following page.

NEW WORLD FUND / PROSPECTUS

                                                                                        APPROXIMATE YEARS OF EXPERIENCE
                                                                                         AS AN INVESTMENT PROFESSIONAL
                                                                                        (INCLUDING THE LAST FIVE YEARS)
                                                            YEARS OF EXPERIENCE
                                                           AS PORTFOLIO COUNSELOR      -----------------------------------
                                                        (AND RESEARCH PROFESSIONAL,      WITH CAPITAL
           PORTFOLIO                                         IF APPLICABLE) FOR          RESEARCH AND
         COUNSELORS FOR                                        NEW WORLD FUND             MANAGEMENT
         NEW WORLD FUND        PRIMARY TITLE(S)                (APPROXIMATE)                COMPANY
         ------------------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                       -----------------------------------
         ROBERT W.       President and Director of     2 years (since the fund began   16 years           16 years
         LOVELACE        the fund. President and       operations)
                         Director, Capital Research
                         Company*
         -----------------------------------------------------------------------------------------------------------------
         MARK E.         Senior Vice President of the  2 years (since the fund began   18 years           18 years
         DENNING         fund. Director, Capital       operations)
                         Research and Management
                         Company. Senior Vice
                         President, Capital Research
                         Company*
         -----------------------------------------------------------------------------------------------------------------
         DAVID C.        Vice President of the fund.   2 years (since the fund began   13 years           20 years
         BARCLAY         Senior Vice President and     operations)
                         Director, Capital Research
                         and Management Company
                                                       -------------------------------------------------------------------
         ----------------------------------------------
         ALWYN           Vice President of the fund.   2 years (since the fund began   8 years            12 years
         HEONG           Vice President, Capital       operations)
                         Research Company*
         -----------------------------------------------------------------------------------------------------------------
         CARL M.         Vice President of the fund.   2 years (since the fund began   10 years           13 years
         KAWAJA          Vice President, Capital       operations)
                         Research Company*
           The fund began investment operations on June 17, 1999.
         * Company affiliated with Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                     Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773

 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

 You may invest in the fund through various retirement plans. However, Class B shares generally are not available to certain retirement plans (for example, group retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans). Some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact American Funds Service Company, your plan administrator/trustee or dealer.

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 CHOOSING A SHARE CLASS

 The fund offers both Class A and Class B shares. Each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation.

 Factors you should consider in choosing a class of shares include:

  .  How long you expect to own the shares

  .  How much you intend to invest

  .  The expenses associated with owning shares of each class

  . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

 Differences between Class A and Class B shares include:


               CLASS A                                 CLASS B
 ------------------------------------------------------------------------------
  Initial sales charge of up to         No initial sales charge.
  5.75%. Sales charges are reduced or
  eliminated for purchases of $25,000
  or more (see "Sales Charges - Class
  A").
 ------------------------------------------------------------------------------
  Distribution and service (12b-1)      Distribution and service (12b-1) fees
  fees of up to 0.30% annually.         of 1.00% annually.
 ------------------------------------------------------------------------------
  Higher dividends, if any, than        Lower dividends, if any, than Class A
  Class B shares due to lower annual    shares due to higher distribution fees
  expenses.                             and other expenses.
 ------------------------------------------------------------------------------
  No contingent deferred sales charge   A contingent deferred sales charge if
  (except on certain redemptions on     you sell shares within six years of
  purchases of $1 million or more       buying them.  The charge starts at 5%
  bought without an initial sales       and declines thereafter until it
  charge).                              reaches 0% after six years. (See "Sales
                                        Charges - Class B.")
 ------------------------------------------------------------------------------
  No purchase maximum.                  Maximum purchase of $100,000.
 ------------------------------------------------------------------------------
                                        Automatic conversion to Class A shares
                                        after eight years, reducing future
                                        annual expenses.
 ------------------------------------------------------------------------------

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into shares of the same class of other funds in The American Funds Group generally without a sales charge. For purposes of computing the contingent deferred sales charge on Class B shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR CLASS A AND B SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000

NEW WORLD FUND / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value plus any applicable sales charge in the case of Class A shares, or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. Sales of certain Class A and B shares may be subject to contingent deferred sales charges.

 ---------------------------------------------------------
 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1
 million                          1.50%            1.52%            1.20%
 $1 million or more and certain other
 investments described below           see below  see below  see below



 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE

                                                     NEW WORLD FUND / PROSPECTUS

 MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee-based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

 CLASS B

 Class B shares are sold without any initial sales charge. However, a contingent deferred sales charge may be applied to the value of the shares you redeem within six years of purchase, as shown in the table below.


 Shares sold within year           1    2    3    4    5     6
 ----------------------------------------------------------------
 Contingent deferred sales charge  5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest. American Funds Distributors pays compensation equal to 4% of the amount invested to dealers who sell Class B shares.

 CLASS B CONVERSION TO A SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that this automatic conversion is not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences. Please see the statement of additional information for more information.

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B contingent deferred sales charge using one or any combination of the methods described below, in the statement of additional information and "Welcome to the Family."

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  .  solely controlled business accounts.

  .  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of Class A and/or B shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing Class A and B holdings in the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

                                                     NEW WORLD FUND / PROSPECTUS

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all Class A and B share non-money market fund purchases, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B SHARES

 The contingent deferred sales charge on Class B shares may be waived in the following cases:

  . when receiving payments through systematic withdrawal plans (up to 12% of the value of your account);

  . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

  . for redemptions due to death or post-purchase disability of the shareholder.

 For more information, please consult your financial adviser, the statement of additional information or "Welcome to the Family."

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.30% for Class A shares and 1.00% for Class B shares. Up to 0.25% of these payments are used to pay service fees to qualified dealers for providing certain shareholder services. The remaining 0.75% expense for Class B shares is used for financing commissions paid to your dealer. The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated above under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  .  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  .  Requests must be signed by the registered shareholder(s).

  .  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  . American Funds Service Company reserves the right to require signature guarantee(s) on all redemptions.

  . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  .  Checks must be made payable to the registered shareholder.

  . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

NEW WORLD FUND / PROSPECTUS

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, if any, usually in December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.

NEW WORLD FUND / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                       Net gains/(losses) on
              Net asset                     securities                    Dividends
                value,        Net         (both realized      Total from  (from net                    Net asset
Years ended  beginning of  investment           and           investment  investment      Total      value, end of
October 31      period       income         unrealized)       operations   income)    distributions      year       Total return
----------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
2000            $23.67       $.42/2/         $(1.08)/2/         $(.66)      $(.20)       $(.20)         $22.81         (2.91)%
1999             23.56        .16              (.05)              .11        -            -              23.67           .47
 CLASS B:
2000             29.09        .20/2/          (6.58)/2/         (6.38)       -            -              22.71        (21.93)/3/

                             Ratio of    Ratio of net
              Net assets,   expenses to   income to
Years ended   end of year   average net  average net      Portfolio
October 31   (in millions)    assets        assets      turnover rate
----------------------------------------------------------------------
 CLASS A:
2000            $1,279         1.35%        1.61%          30.07%/4/
1999               739         1.46/3/      1.83/3/          .83/5/
 CLASS B:
2000                16         2.03/3/       .93/3/        30.07/4/


1 The period ended 1999 represents the period June 17, commencement of operations, to October 31. The period ended 2000 represents, for Class A shares, fiscal year ended October 31, 2000. The period ended 2000 represents, for Class B shares, the 230-day period ended October 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year.

2 Based on average shares outstanding.

3 Annualized

4 Represents portfolio turnover rate (equivalent for all share classes) for the year ended October 31, 2000.

5 Based on operations for the period shown and, accordingly, not representative of a full year.

                                                     NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

NEW WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                                     NEW WORLD FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

                            *     *     *     *     *

 If you would like to receive individual copies of these documents at no charge, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.
 Investment Company File No. 811-9105
                                                       Printed on recycled paper

                              NEW WORLD FUND, INC.

                                     Part B
                      Statement of Additional Information

                                January 1, 2001


This document is not a prospectus but should be read in conjunction with the current prospectus of New World Fund (the "fund" or "NWF") dated January 1, 2001. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                              New World Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        9
Fund Directors and Other Officers . . . . . . . . . . . . . . . . .       11
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       17
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       22
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       27
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       30
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Shareholder Account Services and Privileges . . . . . . . . . . . .       34
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       36
General Information . . . . . . . . . . . . . . . . . . . . . . . .       36
Class A Share Investment Results and Related Statistics . . . . . .       38
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Financial Statements




                            New World Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL
 .    The fund will invest at least 35% of its assets in equity and debt securities of companies based primarily in qualified countries with developing economies and/or markets.

EQUITY SECURITIES
 .    The fund may invest its assets in equity securities of any company, regardless of where it is based, if the fund's investment adviser determines that a significant portion of its assets or revenues (generally 20% of more) are attributable to developing countries.

DEBT SECURITIES
 .    The fund may invest up to 25% of its assets in debt securities of issuers, including government issuers, primarily based in qualified countries with developing economies and/or markets, or issuers that the fund's investment adviser determines have a significant portion of their assets or revenues (generally 20% or more) attributable to developing countries. The fund will generally purchase debt securities considered consistent with its objective of long-term capital appreciation.
 .    The fund may invest up to 25% of its assets in straight debt securities
     (not including convertible securities) rated Ba and BB or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to


                            New World Fund - Page 2
wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


In determining where an issuer of a security is based, the Investment Adviser may consider such factors as where the company is legally organized, maintains its principal corporate offices, and/ or conduct its principal operations.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


Certain risk factors related to developing countries


     CURRENCY FLUCTUATIONS - The fund's investments may be valued in currencies other than the U.S. dollar. Certain developing countries' currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund's securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the fund can engage in certain currency transactions to hedge against currency fluctuations. See "Currency Transactions" below.

     GOVERNMENT REGULATION - The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the U.S. Certain developing countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the U.S., and do not honor legal rights enjoyed in the U.S. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing market countries. While the fund will only invest in markets where these restrictions are con-


                            New World Fund - Page 3
     sidered acceptable, a country could impose new or additional repatriation restrictions after the fund's investment. If this happened, the fund's response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund's liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the fund because foreign shareholders hold the maximum amount legally permissible.

     While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund's investments.

     LESS DEVELOPED SECURITIES MARKETS - Developing countries may have less well-developed securities markets and exchanges. They have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

     SETTLEMENT RISKS - Settlement systems in developing countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the "counterparty") through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

     INVESTOR INFORMATION - The fund may encounter problems assessing investment opportunities in certain developing securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund's investment adviser will seek alternative sources of information, and to the extent the investment adviser may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.


                            New World Fund - Page 4

     TAXATION - Taxation of dividends and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could in the future become subject to local tax liability that it could not have reasonably anticipated in conducting its investment activities or valuing its assets.

     LITIGATION - The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     FRAUDULENT SECURITIES - Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit resulting in a loss to the fund.

     LOAN PARTICIPATIONS - The fund may invest, subject to its overall limitation on debt securities, in loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to developing market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments, the fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investment in loan participations presents the possibility that in the U.S., the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies, may not be protected by securities laws and are often considered to be illiquid.

CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


                            New World Fund - Page 5

DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and vice versa.


Lower rated bonds, rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to "lower rated bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds may be more sensitive to adverse economic changes and political and corporate developments and may be more sensitive to interest rate changes than higher rated bonds. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. The risks of convertible preferred stock may be similar to those of equity securities. Some types of convertible bonds or preferred stock automatically convert into common stock. Non-convertible preferred stock with stated redemption rates are similar to debt in that they have


                            New World Fund - Page 6
a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


INVESTMENT COMPANIES - The fund has the ability to invest up to 5% of its total assets in shares of closed-end investment companies, but will not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.)


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which


                            New World Fund - Page 7
can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. The fund may not borrow money or securities, except for temporary or emergency purposes in an amount not exceeding 33(alpha)% of its total assets.

2. The fund may not make loans, if, as a result, more than 33(alpha)% of its total assets would be lent to other parties (this limitation does not apply to purchases of debt securities, repurchase agreements or loans of portfolio securities).

3. The fund may not invest 25% or more of its assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

4. The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, such as real estate investment trusts).

5. The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6. The fund may not engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933.

7. The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

In addition, the fund will not change its subclassification from a diversified to non-diversified company except as permitted under the Investment Company Act of 1940. The following investment restrictions may be changed without shareholder approval.

1. The fund may not with respect to 75% of its total assets, invest more than 5% of its assets in securities of any one issuer or acquire more than 10% of the voting securities of any one


                            New World Fund - Page 8
issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2. The fund may not invest more than 15% of its net assets in securities which are not readily marketable.

3. The fund may not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

4. The fund may not engage in short sales except to the extent it owns or has the right to obtain securities equivalent in kind and amount to those sold short.

5. The fund may not invest in other companies for the purpose of exercising control or management.

6. The fund may not invest more than 5% of its total assets in the securities of other managed investment companies; such investments shall be limited to 3% of the voting stock of any investment company, provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on November 13, 1998.


All fund operations are supervised by the fund's Board of Directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has two classes of shares - Class A and Class B. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors. Class A and Class B shareholders have exclusive voting rights with respect to the rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such


                            New World Fund - Page 9
purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                            New World Fund - Page 10

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                         AGGREGATE              TOTAL COMPENSATION
                                                                        COMPENSATION          (INCLUDING VOLUNTARILY
                                                                   (INCLUDING VOLUNTARILY            DEFERRED
                                                                          DEFERRED             COMPENSATION/1/) FROM
                                                                      COMPENSATION/1/)         ALL FUNDS MANAGED BY
                                                 PRINCIPAL             FROM THE FUND           CAPITAL RESEARCH AND
                            POSITION           OCCUPATION(S)         DURING FISCAL YEAR         MANAGEMENT COMPANY
                              WITH                 DURING                  ENDED           OR ITS AFFILIATES/2/ FOR THE
NAME, ADDRESS AND AGE      REGISTRANT           PAST 5 YEARS          OCTOBER 31, 2000     YEAR ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------
 Elizabeth Allison       Director           Administrative             $16,000                   $72,500
 ANZI, Ltd.                                 Director, ANZI, Ltd.
 1770 Massachusetts                         (financial
 Ave.                                       publishing and
 Cambridge, MA 02140                        consulting);
 Age: 54                                    Publishing
                                            Consultant, Harvard
                                            Medical School;
                                            former Senior Vice
                                            President, Planning
                                            and Development,
                                            McGraw Hill, Inc.
-------------------------------------------------------------------------------------------------------------------------
 + Gina H. Despres       Chairman of the    Senior Vice                       None/3/                     None/3/
 3000 K. Street, N.W.    Board              President, Capital
 Suite 230                                  Research and
 Washington, D.C.                           Management Company
 20007
 Age: 59
-------------------------------------------------------------------------------------------------------------------------
 Robert A. Fox           Director           President and Chief        $      14,400/4/          $       152,500/4/
 P.O. Box 457                               Executive Officer,
 Livingston, CA 95334                       Foster Farms, Inc.
 Age: 63
-------------------------------------------------------------------------------------------------------------------------
 Alan Greenway           Director           President, Greenway        $15,600                   $113,800
 7413 Fairway Road                          Associates, Inc.
 La Jolla, CA 92037                         (management
 Age: 73                                    consulting services)
-------------------------------------------------------------------------------------------------------------------------
 Koichi Itoh             Director           Group Vice President       $      16,000/4/          $       72,500/4/
 Autosplice Inc.                            - Asia/Pacific,
 3-7-39 Minami-cho                          Autosplice Inc.,
 Higashi-Kurume City                        former President and
 Tokyo, Japan                               Chief Executive
 203-0031                                   Officer, IMPAC
 Age: 60                                    (management
                                            consulting
                                            services); former
                                            Managing Partner,
                                            VENCA Management
                                            (venture capital)
-------------------------------------------------------------------------------------------------------------------------
 William H. Kling        Director           President, Minnesota       $      14,600/4/          $       117,800/4/
 45 East Seventh                            Public Radio;
 Street                                     President,
 St. Paul, MN 55101                         Greenspring Co.;
 Age: 58                                    former President,
                                            American Public
                                            Radio (now Public
                                            Radio International)
-------------------------------------------------------------------------------------------------------------------------
 +Robert W. Lovelace     President and      President and                     None/3/                     None/3/
 11100 Santa Monica      Director           Director, Capital
 Blvd.                                      Research Company*
 Los Angeles, CA
  90025
 Age: 38
-------------------------------------------------------------------------------------------------------------------------
 John G. McDonald        Director           The IBJ Professor of       $      14,400/4/          $       244,000/4/
 Graduate School of                         Finance, Graduate
 Business                                   School of Business,
 Stanford University                        Stanford University
 Stanford, CA 94305
 Age: 63
-------------------------------------------------------------------------------------------------------------------------
 ++ William I. Miller    Director           Chairman of the            $      14,000/4/          $65,500/4/
 500 Washington                             Board, Irwin
 Street                                     Financial
 Box 929                                    Corporation
 Columbus, IN 47202
 Age: 44
-------------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton       Director           Chairman/Chief             $      15,500/4/          $       148,800/4/
 Cairnwood, Inc.                            Executive Officer,
 P.O. Box 546                               Cairnwood, Inc.
 Bryn Athyn, PA                             (venture capital
  19009                                     investment)
 Age: 61
-------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director           Former Chairman of         $14,600                   $105,000
 222 East Brown,                            the Board and Chief
 Suite 460                                  Executive Officer,
 Birmingham, MI 48009                       Ford Motor Company
 Age: 74
-------------------------------------------------------------------------------------------------------------------------



                         TOTAL NUMBER
                           OF FUND
                            BOARDS
                           ON WHICH
                           DIRECTOR
NAME, ADDRESS AND AGE     SERVES/2/
--------------------------------------
 Elizabeth Allison            3
 ANZI, Ltd.
 1770 Massachusetts
 Ave.
 Cambridge, MA 02140
 Age: 54
--------------------------------------
 + Gina H. Despres            3
 3000 K. Street, N.W.
 Suite 230
 Washington, D.C.
 20007
 Age: 59
--------------------------------------
 Robert A. Fox                7
 P.O. Box 457
 Livingston, CA 95334
 Age: 63
--------------------------------------
 Alan Greenway                3
 7413 Fairway Road
 La Jolla, CA 92037
 Age: 73
--------------------------------------
 Koichi Itoh                  3
 Autosplice Inc.
 3-7-39 Minami-cho
 Higashi-Kurume City
 Tokyo, Japan
 203-0031
 Age: 60
--------------------------------------
 William H. Kling             6
 45 East Seventh
 Street
 St. Paul, MN 55101
 Age: 58
--------------------------------------
 +Robert W. Lovelace          1
 11100 Santa Monica
 Blvd.
 Los Angeles, CA
  90025
 Age: 38
--------------------------------------
 John G. McDonald             8
 Graduate School of
 Business
 Stanford University
 Stanford, CA 94305
 Age: 63
--------------------------------------
 ++ William I. Miller         3
 500 Washington
 Street
 Box 929
 Columbus, IN 47202
 Age: 44
--------------------------------------
 Kirk P. Pendleton            6
 Cairnwood, Inc.
 P.O. Box 546
 Bryn Athyn, PA
  19009
 Age: 61
--------------------------------------
 Donald E. Petersen           5
 222 East Brown,
 Suite 460
 Birmingham, MI 48009
 Age: 74
--------------------------------------

* Company affiliated with Capital Research and Management Company.
+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.
1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1999. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Gina H. Despres and Robert W. Lovelace are affiliated with the Investment
  Adviser and, accordingly, receive no compensation from the fund.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2000 fiscal year for participating Directors is as follows: Robert A. Fox ($24,857), Koichi Itoh ($22,521), William H. Kling ($20,838), John G. McDonald ($24,884), William I. Miller ($20,749), and Kirk P. Pendleton ($22,130).
  Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.


                            New World Fund - Page 13

                                 OTHER OFFICERS


                                POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS      AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Mark E. Denning          43   Senior Vice      Director, Capital Research and
25 Bedford Street             President        Management Company. Senior Vice
London, England                                President, Capital Research
                                               Company*
-------------------------------------------------------------------------------
David C. Barclay         44   Vice President   Senior Vice President and
11100 Santa Monica                             Director, Capital Research and
Blvd.                                          Management Company. Senior Vice
Los Angeles, CA 90025                          President, Capital Research
                                               Company*
-------------------------------------------------------------------------------
Alwyn Heong              40   Vice President   Vice President, Capital Research
630 Fifth Avenue                               Company*
New York, NY 10111
-------------------------------------------------------------------------------
Joseph R. Higdon         59   Vice President   Senior Vice President and
3000 K. Street, N.W.                           Director, Capital Strategy
Suite 230                                      Research, Inc.*
Washington, D.C. 20007
-------------------------------------------------------------------------------
Carl M. Kawaja           36   Vice President   Vice President, Capital Research
One Market                                     Company*
Steuart Tower, Suite
1800
San Francisco, CA 94105
-------------------------------------------------------------------------------
Vincent P. Corti         44   Secretary        Vice President - Fund Business
333 South Hope Street                          Management Group, Capital
Los Angeles, CA 90071                          Research and Management Company
-------------------------------------------------------------------------------
R. Marcia Gould          46   Treasurer        Vice President - Fund Business
135 South State College                        Management Group, Capital
Blvd.                                          Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Dayna Yamabe             33   Assistant        Vice President - Fund Business
135 South State College       Treasurer        Management Group, Capital
Blvd.                                          Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------


* Company affiliated with Capital Research and Management Company.

All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $9,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of December 1, 2000 the


                            New World Fund - Page 14
officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the Fund and the Investment Adviser will continue in effect until December 31, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The Fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                            New World Fund - Page 15

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.85% on the first $500 million of the Fund's net assets, 0.77% on net assets between $500 million and $1 billion, 0.71% on net assets from $1 billion to $1.5 billion, 0.66% on net assets from $1.5 billion to $2.5 billion, and 0.62% on net assets in excess of $2.5 billion. For the fiscal period ended October 31, 2000, the Investment Adviser received an advisory fee of $10,145,000.


The Investment Adviser has agreed that in the event the expenses of Class A shares of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances which it allows to investment dealers. For Class B shares, the Principal Underwriter sells the rights to 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also reimburses the Principal Underwriter for the immediate service fees advanced and paid to dealers by the Principal Underwriter for sales of Class B shares. Commissions retained by the Principal Underwriter on sales of Class A shares during the 2000 fiscal year amounted to $2,137,000 after allowance of $9,930,000 to dealers.


During the fiscal year ended 1999, the Principal Underwriter retained $1,117,000 on sales of Class A shares after an allowance of $18,946,000 to dealers. Revenue retained and service fee reimbursements received by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $118,000 after compensation of $735,000 to dealers.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plans due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in


                            New World Fund - Page 16
advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may expend up to 0.30% of its net assets annually for Class A shares and 1.00% of its net assets annually for Class B shares to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. For Class A shares, these include up to 0.25% in service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, rollover IRA accounts as described in "Individual Retirement Account (IRA) Rollovers" below, and retirement plans, endowments or foundations with $50 million or more in assets). For Class B shares, these include 0.25% in service fees for qualified dealers and 0.75% in payments to the Principal Underwriter for financing commissions paid to qualified dealers selling Class B shares.


Commissions on sales of Class A shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Class A Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


During the 2000 fiscal year, the fund paid or accrued $3,313,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares and $70,000 under the Plan for Class B shares. As of October 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $338,000 and $13,000, respectively.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise


                            New World Fund - Page 17
tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends on Class A and Class B shares will be reinvested in shares of the fund of the same class unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


TAXES - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but no limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less


                            New World Fund - Page 18
expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund has been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days


                            New World Fund - Page 19
during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


                            New World Fund - Page 20

If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                            New World Fund - Page 21

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax--


                            New World Fund - Page 22

Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000 Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                            FUND      FUND
                                                           NUMBER    NUMBER
 FUND                                                      CLASS A   CLASS B
 ----                                                      -------   -------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . .     02        202
 American Balanced Fund/(R)/ . . . . . . . . . . . . . .     11        211
 American Mutual Fund/(R)/ . . . . . . . . . . . . . . .     03        203
 Capital Income Builder/(R)/ . . . . . . . . . . . . . .     12        212
 Capital World Growth and Income Fund/SM/  . . . . . . .     33        233
 EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . .     16        216
 Fundamental Investors/SM/ . . . . . . . . . . . . . . .     10        210
 The Growth Fund of America/(R)/ . . . . . . . . . . . .     05        205
 The Income Fund of America/(R)/ . . . . . . . . . . . .     06        206
 The Investment Company of America/(R)/  . . . . . . . .     04        204
 The New Economy Fund/(R)/ . . . . . . . . . . . . . . .     14        214
 New Perspective Fund/(R)/ . . . . . . . . . . . . . . .     07        207
 New World Fund/SM/  . . . . . . . . . . . . . . . . . .     36        236
 SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . .     35        235
 Washington Mutual Investors Fund/SM/  . . . . . . . . .     01        201
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/ . . . . .     40        240
 American High-Income Trust/SM/  . . . . . . . . . . . .     21        221
 The Bond Fund of America/SM/  . . . . . . . . . . . . .     08        208
 Capital World Bond Fund/(R)/  . . . . . . . . . . . . .     31        231
 Intermediate Bond Fund of America/SM/ . . . . . . . . .     23        223
 Limited Term Tax-Exempt Bond Fund of America/SM/  . . .     43        243
 The Tax-Exempt Bond Fund of America/(R)/  . . . . . . .     19        219
 The Tax-Exempt Fund of California/(R)/* . . . . . . . .     20        220
 The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . .     24        224
 The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . .     25        225
 U.S. Government Securities Fund/SM/ . . . . . . . . . .     22        222


 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/ . . . . . . .     09        209
 The Tax-Exempt Money Fund of America/SM/  . . . . . . .     39        N/A
 The U.S. Treasury Money Fund of America/SM/ . . . . . .     49        N/A
 ___________
 *Available only in certain states.



                            New World Fund - Page 23

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)



                                                                    DEALER
                                            SALES CHARGE AS       CONCESSION
                                           PERCENTAGE OF THE:    AS PERCENTAGE
                                           ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                     NET AMOUNT  OFFERING     OFFERING
                                          -INVESTED-   PRICE         PRICE
------------------------------------------ --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .         6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .         5.26       5.00          4.25
$50,000 but less than $100,000. .           4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .          3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .           3.63       3.50          2.75
$250,000 but less than $500,000 .           2.56       2.50          2.00
$500,000 but less than $750,000 .           2.04       2.00          1.60
$750,000 but less than $1 million           1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a contingent deferred sales charge. 403(b) plans may be


                            New World Fund - Page 24
treated as employer-sponsored plans for sales charge purposes if; (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to all employee accounts invested in the American Funds. 403(b) plans meeting the above criteria may invest with no sales charge and are not subject to a contingent deferred sales charge if investing $1 million or more or have 100 or more eligible employees. Investments made by investors in certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A SHARES - A contingent deferred sales charge of 1% applies to redemptions made from funds, other than the money market funds, within 12 months following Class A share purchases of $1 million or more made without an initial sales charge. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" below.


                            New World Fund - Page 25

DEALER COMMISSIONS ON CLASS A SHARES - The following commissions (up to 1%) will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution plan investing $1 million or more, or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with collective assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



 CONTINGENT DEFERRED SALES CHARGE ON
       SHARES SOLD WITHIN YEAR               AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                  1                                     5.00%
                  2                                     4.00%
                  3                                     4.00%
                  4                                     3.00%
                  5                                     2.00%
                  6                                     1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances. See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first and then shares that you have owned the longest during the six-year period. CLASS B SHARES ARE NOT AVAILABLE TO CERTAIN RETIREMENT PLANS, INCLUDING GROUP RETIREMENT PLANS SUCH AS 401(K) PLANS, EMPLOYER-SPONSORED 403(B) PLANS, AND MONEY PURCHASE PENSION AND PROFIT SHARING PLANS.


Compensation equal to 4% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


CONVERSION OF CLASS B SHARES TO CLASS A SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The conversion of Class B shares to Class A shares after eight years is subject to the Internal Revenue Service's continued position that the conversion of Class B shares is not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. At your option, Class B shares may still be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you and, absent such an exchange, Class B shares would continue to be subject to higher expenses for longer than eight years.


                            New World Fund - Page 26

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, as well as purchases of Class B shares, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life


                            New World Fund - Page 27
     insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you, and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     . endowments or foundations established and controlled by you or your immediate family.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, excluding individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations, such as an employer-sponsored retirement plan, endowment or foundation established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be


                            New World Fund - Page 28
     aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of Class A and/or B shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing Class A and B holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


                            New World Fund - Page 29

(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from an employer-sponsored retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A and B shares contained in the fund's current prospectus and statement of additional information. In the case of an IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any American Funds, the assets may only be invested in Class A shares of the American Funds. Such investments will be at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to investments of $1 million or more (see "Dealer Commissions on Class A Shares" above).

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter.


Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on


                            New World Fund - Page 30
the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A and B shares may be subject to deferred sales charges. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;


                            New World Fund - Page 31

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on all redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B shares of The Cash Management Trust.

If you sell Class B shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any contingent deferred sales charge, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays


                            New World Fund - Page 32
relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A or Class B shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any contingent deferred sales charge on Class A shares will be credited to your account). Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                            New World Fund - Page 33

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund


                            New World Fund - Page 34
having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" -- "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares"--"Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their


                            New World Fund - Page 35
respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal period ended October 31, 2000 amounted to $4,430,000.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non--


                            New World Fund - Page 36

U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $1,850,000 for Class A shares and $11,000 for Class B shares for the 2000 fiscal year.


INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES AND REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually. In addition, shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses and shareholder reports. To receive additional copies of a prospectus or report, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                            New World Fund - Page 37

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- OCTOBER 31, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $22.81
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $24.20


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.85% based on a 30-day (or one month) period ended October 31, 2000, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The fund's one-year total return and lifetime average annual total return at the maximum offering price ended October 31, 2000, were -8.48% and -5.95%, respectively. The fund's one-year total return and lifetime average annual total return at net asset value for the periods ended October 31, 2000 were -2.91% and -5.95%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the


                            New World Fund - Page 38
unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


                            New World Fund - Page 39

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                            New World Fund - Page 40

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


                            New World Fund - Page 41

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                            New World Fund - Page 42




New World Fund, Inc.
Investment Portfolio, October 31, 2000


LARGEST INDUSTRY HOLDINGS
Banks                                                                     9.89%
Wireless Telecommunication Services                                       6.20%
Electronic Equipment & Instruments                                        5.11%
Diversified Telecommunication Services                                    4.83%
Beverages                                                                 4.53%
Other Industries                                                         45.60%
Bonds & Notes                                                            10.54%
Cash and Equivalents                                                     13.30%


LARGEST INDIVIDUAL HOLDINGS
Shinhan Bank                                                             1.99%
Hon Hai Precision Industry                                                 1.68
Unibanco-Uniao de Bancos Brasileiros                                       1.63
Samsung Electro-Mechanics                                                  1.62
Coca-Cola                                                                  1.47
Telefonos de Mexico                                                        1.45
Avon Products                                                              1.30
PepsiCo                                                                    1.26
Fomento Economico Mexicano                                                 1.21
Sony                                                                       1.19




                                                                     Shares or       Market      Percent
                                                                     Principal        Value       of Net
Equity Securitites (common and preferred                                Amount   (Millions)       Assets
 stocks and convertible debentures)
---------------------------------------                               --------     --------     --------

BANKS  -  9.89%
Shinhan Bank (South Korea)                                            2,566,930      $25.760        1.99%
Unibanco-Uniao de Bancos Brasileiros SA,                                836,000       21.109         1.63
 units (GDR) (Brazil)
Yapi ve Kredi Bankasi AS (Turkey)                                 1,536,385,000       13.289         1.03
ABN AMRO Holding NV (Netherlands)                                       514,090       11.908          .92
Bank of the Philippine Islands (Philippines)                          8,892,750        9.163          .71
Wielkopolski Bank Kredytowy SA (Poland)                               1,749,886        7.951          .61
Grupo Financiero Banamex-Accival,                                     4,380,000        6.810          .53
 SA de CV (Mexico) (1)
DBS Group Holdings Ltd. (Singapore)                                     552,824        6.521          .50
Kookmin Bank (South Korea)                                              542,048        6.203          .48
Bangkok Bank PCL (Thailand) (1)                                       6,400,000        5.461          .42
ICICI Bank Ltd. (India)                                               2,217,200        5.236
ICICI Bank Ltd. (ADR) (1)                                                27,000         .128          .41
KorAm Bank (South Korea) (1)                                          1,000,000        5.326          .41
HSBC Holdings PLC (United Kingdom)                                      140,000        1.948          .15
Hanvit Bank (South Korea) (1)                                         1,050,000        1.257          .10


WIRELESS TELECOMMUNICATION SERVICES - 6.20%
GLOBE TELECOM, Inc.,                                                  1,057,896       12.252          .95
  Class A (Philippines) (1) (2)
China Unicom Ltd. (China - Incorporated                               5,841,300       11.722          .91
 in Hong Kong) (1)
Tele Nordeste Celular Participacoes SA,                                 265,000       10.931          .84
 preferred nominative (ADR) (Brazil)
Nuevo Grupo Iusacell SA de CV                                           709,000        9.217          .71
(ADR) (Mexico) (1)
Telesp Celular Participacoes, preferred                             696,093,028        8.259          .64
 nominative (Brazil)
Telemig Celular Participacoes SA,                                       101,700        5.339          .41
 preferred nominative (ADR) (Brazil)
China Mobile (Hong Kong) Ltd. (formerly                                 812,000        5.232          .40
 China Telecom (Hong Kong) Ltd.)
 (Hong Kong) (1)
Tele Celular Sul Participacoes SA,                                      185,000        4.660          .36
 preferred nominative (ADR) (Brazil)
Vimpel-Communications (Russia) (1)                                      198,400        3.869          .30
Orascom Telecom Holding (GDR) (Egypt) (1)                               580,000        3.538          .27
Celular CRT SA, Class A (Brazil) (1)                                 10,500,000        3.454          .27
Turkcell Iletisim Hizmetleri AS (Turkey)(1)                          41,400,000        1.821          .14


ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.11%
Hon Hai Precision Industry Co. Ltd. (Taiwan)                          4,158,500       21.792         1.68
Samsung Electro-Mechanics Co.                                           655,700       21.010         1.62
 (South Korea) (1)
Orbotech Ltd. (Israel) (1)                                              191,250       10.124          .78
Omni Industries Ltd. (Singapore)                                      3,850,000        6.494          .50
Venture Manufacturing (Singapore)                                       571,800        5.539          .43
 Ltd. (Singapore)
Varitronix International Ltd. (Hong Kong -                            1,161,000        1.332          .10
 Incorporated in Bermuda)


DIVERSIFIED TELECOMMUNICATION
 SERVICES - 4.83%
Telefonos de Mexico, SA de CV,                                          345,000       18.608
 Class L (ADR) (Mexico)
Telefonos de Mexico, SA de CV,                                         $180,000         .223         1.45
 4.25% convertible debentures 2004
United Pan-Europe Communications                                        359,100        6.292          .49
 NV (Netherlands) (1)
Global Light Telecommunications                                         737,500        5.531          .43
 Inc. (Canada) (1)
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                   234,800        5.518          .43
Cia. Anonima Nacional Telefonos de                                      250,000        4.750          .37
 Venezuela (CANTV), Class D (ADR)
 (Venezuela)
Nortel Inversora SA, preferred,                                         257,200        3.086          .24
 Class B (ADR) (Argentina)
Telefonica, SA (ADR) (Spain) (1)                                         47,222        2.736          .21
Cia. de Telecomunicaciones de                                           170,000        2.593          .20
 Chile SA (ADR) (Chile)
Korea Telecom Corp. (ADR) (South Korea)                                  60,000        2.213          .17
Mahanagar Telephone Nigam Ltd. (GDR)(India)                             350,000        2.065          .16
Bell Canada International Inc. (Canada) (1)                             102,000        2.010          .16
Philippine Long Distance Telephone                                      120,000        1.860          .14
 Co. (ADR) (Philippines)
Videsh Sanchar Nigam Ltd. (ADR) (India)                                 212,800        1.569          .12
AT&T Latin America Corp., Class A (USA) (1)                             168,200        1.198          .09
Telecom Argentina STET-France Telecom SA,                                65,000        1.117          .09
 Class B (ADR) (Argentina)
FLAG Telecom Holdings Ltd. (USA) (1)                                     72,900         .847          .07
Global TeleSystems Group, Inc. (USA) (1)                                 39,500         .106          .01


BEVERAGES  -  4.53%
Coca-Cola Co. (USA)                                                     314,900       19.012         1.47
PepsiCo, Inc. (USA)                                                     336,000       16.275         1.26
Fomento Economico Mexicano,                                             410,000       15.657         1.21
 SA de CV (ADR) (Mexico)
Coca-Cola Amatil Ltd. (Australia)                                     2,011,236        4.097          .32
South African Breweries PLC (United Kingdom)                            574,000        3.445          .27


MEDIA  -  3.56%
Independent News & Media PLC (Ireland)                                3,060,000        9.477          .73
MIH Ltd., Class A (South Africa) (1)                                    327,000        8.298          .64
Grupo Televisa, SA, ordinary participation                              100,000        5.413          .42
 certificates (ADR) (Mexico) (1)
Antenna TV SA (ADR) (Greece) (1)                                        236,000        4.661          .36
ABS-CBN Holdings Corp. (Philippines)                                  6,000,000        4.652          .36
Nasionale Pers Beperk (South Africa)                                    522,000        3.887          .30
Globo Cabo SA (ADR) (Brazil) (1)                                        330,000        3.568          .28
Promotora de Informaciaones, SA (Spain) (1)                             162,500        3.130          .24
Benpres Holdings Corp. (Philippines) (1)                             60,400,000        3.023          .23


OIL & GAS  -  3.34%
Petroleo Brasileiro SA - PETROBRAS,                                     386,000       11.218          .87
 ordinary nominative (ADR) (Brazil) (1)
Sasol Ltd. (South Africa)                                             1,433,700       10.999          .85
LUKOIL (ADR) (Russia)                                                   167,000        8.918          .69
MOL Magyar Olaj- es Gazipari Rt.,                                       200,000        3.093          .24
 Class A (Hungary)
Gulf Indonesia Resources Ltd.                                           275,000        2.991          .23
 (Indonesia) (1)
"Shell" Transport and Trading Co.,                                       60,000        2.951          .23
 PLC (New York registered) (United Kingdom)
China Petroleum & Chemical                                              150,000        2.944          .23
 Corp. (ADR) (China) (1)


PHARMACEUTICALS  -  3.28%
Teva Pharmaceutical Industries                                          114,000        6.740
 Ltd. (ADR) (Israel)
Teva Pharmaceutical Industries Ltd.                                  $3,750,000        3.769          .81
 1.50% convertible debentures 2005
AstraZeneca PLC (United Kingdom)                                        193,500        9.143          .71
Pharmacia Corp. (formed by the merger of                                154,700        8.509          .66
 Pharmacia & Upjohn, Inc. and
 Monsanto Co.) (USA)
PLIVA d.d. (GDR) (Croatia)                                              700,000        7.385          .57
Pfizer Inc (USA)                                                        160,000        6.910          .53


FOOD PRODUCTS  -  3.03%
Orkla AS, Class A (Norway)                                              662,857       11.968          .92
Nestle SA (Switzerland)                                                   4,550        9.426          .73
Sara Lee Corp. (USA)                                                    380,400        8.202          .63
Groupe Danone (France)                                                   36,000        5.034          .39
Uni-President Enterprises Co. (Taiwan)                                3,240,000        2.170          .17
PT Indofood Sukses Makmur                                            16,515,000        1.370          .11
 Tbk (Indonesia) (1)
Dole Food Co., Inc. (USA)                                                81,200         .979          .08


COMMUNICATIONS EQUIPMENT  -  2.49%
Telefonaktiebolaget LM Ericsson,                                        706,000        9.400
 Class B (Sweden)
Telefonaktiebolaget LM Ericsson,                                        170,000        2.359          .91
 Class B (ADR)
ECI Telecom Ltd. (Israel)                                               345,000        8.151          .63
Locus Co., Ltd. (South Korea) (1)                                       223,220        5.030          .39
Nokia Corp., Class A (Finland)                                           88,000        3.621          .28
Motorola, Inc. (USA)                                                    120,000        2.993          .23
Datacraft Asia Ltd. (Singapore)                                          87,000         .596          .05


METALS & MINING  -  2.15%
KGHM Polska Miedz SA (GDR) (Poland)                                     842,000        8.925          .69
BHP Ltd. (formerly Broken Hill                                          634,786        6.157          .48
 Proprietary Co. Ltd.) (Australia)
De Beers Consolidated Mines                                             153,900        4.241          .33
 Ltd. (South Africa)
Freeport-McMoRan Copper & Gold Inc.,                                    368,000        2.921          .22
 Class B (USA) (1)
Alcoa Inc. (USA)                                                        100,000        2.869          .22
Billiton PLC (United Kingdom)                                           721,100        2.748          .21


HOUSEHOLD DURABLES  -  2.11%
Sony Corp. (Japan)                                                      193,400       15.455         1.19
Hankuk Electric Glass Co.,                                              187,500       11.884          .92
 Ltd. (South Korea) (1)


DIVERSIFIED FINANCIALS  -  2.08%
Housing Development Finance Corp.                                     1,250,159       12.534          .97
 Ltd (India)
First Pacific Co. Ltd. (Hong Kong)                                   54,806,035       12.439          .96
ICICI Ltd. (ADR) (India)                                                210,000        1.982          .15


PAPER & FOREST PRODUCTS  -  1.89%
Votorantim Celulose e Papel SA                                          700,000       12.075          .93
 (ADR) (Brazil)
Kimberly-Clark de Mexico, SA de CV (Mexico)                           3,550,000        9.081          .70
Sappi Ltd. (South Africa) (1)                                           490,000        3.363          .26


AUTOMOBILES  -  1.88%
Suzuki Motor Corp. (Japan)                                            1,147,000       12.298          .95
Honda Motor Co., Ltd. (Japan)                                           309,000       10.676          .82
Bajaj Auto Ltd. (India)                                                 260,000        1.450          .11


MACHINERY  -  1.72%
Mitsubishi Heavy Industries, Ltd. (Japan)                             2,360,000        9.170          .71
Tubos de Acero de Mexico, SA (ADR) (Mexico)                             590,000        8.974          .69
Metso Oyj (Finland)                                                     550,000        4.200          .32


REAL ESTATE  -  1.61%
SM Prime Holdings, Inc. (Philippines)                               130,800,000       10.269          .79
New World China Land Ltd. (China -                                   11,999,800        3.847          .30
 Incorporated in the Cayman Islands) (1)
Ayala Land, Inc. (Philippines)                                       48,025,200        3.770          .29
IRSA Inversiones y Representaciones                                      84,040        1.749
 SA (GDR) (Argentina)
IRSA Inversiones y Representaciones SA                                  592,157        1.244          .23


SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.50%
Samsung Electronics Co., Ltd. (South Korea)                             109,080       13.683         1.06
Hyundai Electronics Industries Co.,                                     812,000        4.996          .39
 SA (GDR) (Argentina)
ChipPAC, Inc., Class A (USA) (1)                                         73,800         .637          .05


PERSONAL PRODUCTS  -  1.30%
Avon Products, Inc. (USA)                                               346,400       16.800         1.30


LEISURE EQUIPMENT & PRODUCTS  -  1.19%
Fuji Photo Film Co., Ltd. (Japan)                                       270,000       10.021          .77
Shimano Inc. (Japan)                                                    269,000        5.411          .42


AEROSPACE & DEFENSE  -  1.12%
EMBRAER - Empresa Brasileira de                                         500,000       14.469         1.12
 Aeronautica SA (ADR) (Brazil)


TEXTILES & APPAREL  -  1.11%
Li & Fung Ltd. (Hong Kong - Incorporated                              7,700,000       14.317         1.11
 in Bermuda)


TRANSPORTATION INFRASTRUCTURE  -  0.93%
New World Infrastructure Ltd.                                         7,250,000        6.601          .51
 (Hong Kong) (1)
Zhejiang Expressway Co. Ltd.,                                        27,700,000        4.476          .35
 Class H (China)
International Container Terminal Services,                           72,683,000         .956          .07
 Inc. (Philippines) (1)


TRADING COMPANIES & DISTRIBUTORS  -  0.93%
Marubeni Corp. (Japan) (1)                                            5,144,600       12.022          .93


ELECTRIC UTILITIES  -  0.89%
Huaneng Power International, Inc. (China)                            20,240,000        7.851          .61
Eletropaulo Metropolitana - Electricidade                            63,900,000        3.593          .28
 de Sao Paulo SA, preferred
 nominative (Brazil)


IT CONSULTING & SERVICES  -  0.88%
Check Point Software                                                     37,000        5.860          .45
 Technologies Ltd. (Israel) (1)
Dimension Data Holdings PLC (South Africa -                             650,000        5.606          .43
 Incorporated in the United Kingdom) (1)


HOTELS RESTAURANTS & LEISURE  -  0.85%
Millennium & Copthorne Hotels                                         1,980,000       11.046          .85
 PLC (United Kingdom)


HOUSEHOLD PRODUCTS  -  0.67%
Kimberly-Clark Corp. (USA)                                              130,400        8.606          .66
Reckitt Benckiser PLC (United Kingdom)                                    9,400         .123          .01


FOOD & DRUG RETAILING  -  0.65%
Migros Turk TAS (Turkey)                                             45,150,000        6.222          .48
Santa Isabel SA (ADR) (Chile) (1)                                       430,000        2.204          .17


COMPUTERS & PERIPHERALS  -  0.52%
NatSteel Electronics Ltd.                                            $5,600,000        5.502          .42
 1.50% convertible debentures 2004
 (Singapore)
Trigem Computer Inc. (South Korea)                                      130,000         .847          .07
Primax Electronics Ltd. (Taiwan) (1)                                    638,000         .342          .03


OTHER INDUSTRIES - 2.79%
Cheung Kong Infrastructure                                            3,800,000        5.896          .45
 Holdings Ltd. (Hong Kong)
Industriforvaltnings AB Kinnevik,                                       263,753        5.730          .44
 Class B (Sweden)
Sabre Group Holdings, Inc.,                                             105,098        3.514          .27
 Class A (USA) (1)
Giordano International Ltd. (Hong Kong)                               5,600,000        3.285          .25
VIA NET.WORKS, Inc. (USA) (1)                                           410,000        2.996          .23
Old Mutual PLC (South Africa)                                         1,200,000        2.630          .20
AMR Corp. (USA) (1)                                                      75,000        2.456          .19
TTI Team Telecom International,                                         118,500        2.074          .16
 Ltd. (Israel) (1)
Philip Morris Companies Inc. (USA)                                       50,200        1.839          .14
China Merchants Holdings Co. (Hong Kong)                              2,500,000        1.747          .13
Organizacion Soriana, SA de CV,                                         462,000        1.450          .11
 Class B (Mexico)
Elektrim SA 3.75% convertible                                    euro 2,100,000        1.443          .11
 debentures 2004 (Poland)
Tecnomatix Technologies Ltd. (Israel) (1)                               220,000        1.348          .10
Rentokil Initial PLC (United Kingdom)                                    65,000         .150          .01


MISCELLANEOUS  - 1.13%
Other equity securities in initial                                                    14.595         1.13
period of acquisition
                                                                                 ----------   ----------

TOTAL EQUITY SECURITIES                                                              986.106        76.16
 (cost: $1,142.956 million)
                                                                                 ----------   ----------

                                                                    Principal        Market      Percent
                                                                        Amount        Value       of Net
Bonds & Notes                                                       (Millions)   (Millions)       Assets
------------------------------------                                  --------     --------     --------

NON-U.S. GOVERNMENT OBLIGATIONS  -  9.73%
Brazil (Federal Republic of):
 Global 14.50% 2009                                                     $11.750       12.531
 Bearer 8.00% 2014 (3)                                                   30.305       22.615
 Global 10.125% 2027                                                     15.000       11.288         3.59
United Mexican States Government
 Eurobonds, Global:
 9.875% 2007                                                              5.000        5.195
 10.375% 2009                                                             1.000        1.065
 11.375% 2016                                                             6.300        7.151
 11.50% 2026                                                              5.400        6.377         1.53
Russian Federation:
 8.25% 2010                                                               3.848        2.479         1.04
 2.50% 2030 (4)                                                          29.313       10.992
Argentina (Republic of):
 11.75% 2009                                                             12.000       10.500
 12.00% 2020                                                              2.000        1.725          .95
Panama (Republic of), Past Due                                           12.952       10.102          .78
 Interest Eurobond 7.75% 2016 (4)
Turkey (Republic of) 11.875% 2030                                         8.900        8.722          .67
Croatian Government:
 Series B, 7.75% 2006 (4)                                                  .960         .909          .51
 Series A, 7.75% 2010 (4)                                                 6.227        5.717
Poland (Republic of), Past Due Interest                                   5.225        4.848          .37
 Bond, Bearer 6.00% 2014 (4)
Philippines (Republic of) 9.875% 2019                                     5.000        3.738          .29


WIRELESS TELECOMMUNICATION SERVICES - 0.65%
GLOBE TELECOM, Inc. 13.00% 2009                                           3.000        3.015          .23
Cellco Finance NV 12.75% 2005                                             2.725        2.691          .21
PTC International Finance                                                 4.000        2.690          .21
 BV 0%/10.75% 2007 (5)


CHEMICALS  -  0.16%
Reliance Industries Ltd. 10.25% 2097                                      2.500        2.089          .16

                                                                                 ----------   ----------
TOTAL BONDS & NOTES                                                                  136.439        10.54
 (cost: $138.180 million)
                                                                                 ----------   ----------


Short-Term Securities
                                                                    Principal        Market      Percent
                                                                        Amount        Value       of Net
CORPORATE SHORT-TERM NOTES - 11.43%                                 (Millions)   (Millions)       Assets
--------------------------------------                                --------     --------     --------
Internationale Nederlanden (U.S.)                                        25.000       24.924         1.93
 Funding Corp. 6.475%-6.49%
 due 11/3-11/27/2000
Diageo Capital PLC 6.45%-6.46%                                           25.000       24.804         1.92
 due 12/14/2000
Den Danske Corp. Inc. 6.53%                                              20.000       19.691         1.52
 due 1/22-1/26/2001
Sony Capital Corp. 6.50%-6.52%                                           16.000       15.954         1.23
 due 11/7-11/21/2000
Asset Securitization Corp. 6.49%-6.53%                                   14.300       14.924         1.15
 due 11/1/2000-1/25/2001
Toyota Motor Corp. 6.45% due 12/18/2000                                  11.000       10.905          .84
DaimlerChrysler North America Holdings                                   10.000        9.973          .77
 6.49% due 11/15/2000
Canadian Wheat Board 6.45%-6.46%                                         10.000        9.944          .77
 due 11/27-12/5/2000
Bayer Corp. 6.46% due 12/7/200                                           10.000        9.934          .77
ABN AMRO Bank NV 6.51% due 1/4/2001                                       7.000        6.917          .53
                                                                                 ----------   ----------
                                                                                     147.970        11.43
                                                                                 ----------   ----------

FEDERAL AGENCY DISCOUNT NOTES  -  1.61%
Federal Home Loan Banks 6.38%-6.49%                                      21.000       20.789         1.61
 due 11/17-12/27/2000
                                                                                 ----------   ----------

NON-U.S. CURRENCY - 0.03%
New Taiwanese Dollar                                                 NT$14.033          .435          .03
                                                                                 ----------   ----------

TOTAL SHORT-TERM SECURITIES                                                          169.194        13.07
 (cost: $169.206 million)
                                                                                 ----------   ----------
TOTAL INVESTMENT SECURITIES                                                        1,291.739        99.77
 (cost: $1,450.342 million)
Excess of cash and receivables                                                         3.045          .23
 over payables
                                                                                 ----------   ----------
NET ASSETS                                                                        $1,294.784     100.00%
                                                                                 ----------   ----------

(1) Non-income-producing securities.
(2) Valued under procedures established
    by the Board of Directors.
(3) Payment in kind; the issuer has the
    option of paying additional securities
    in lieu of cash.
(4) Coupon rate may change periodically.
(5) Step bond; coupon rate will increase at a later date.


ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The description of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent
  Auditors' Report.

See Notes to Financial Statements



Equity securities appearing in the portfolio since
April 30, 2000

ABS-CBN Holdings
AT&T Latin America
Bank of the Philippine Islands
Celular CRT
China Petroleum & Chemical
China Unicom
ChipPAC
Datacraft Asia
EMBRAER - Empresia Brasileira de Aeronautica
FLAG Telecom Holdings
GLOBE TELECOM
Globo Cabo
Grupo Financiero Banamex-Accival
Hankuk Electric Glass
HSBC Holdings
Hyundai Electronics Industries
LUKOIL
Motorola
Orascom Telecom Holdings
Petroleo Brasileiro
Philippine Long Distance Telephone
Promotora de Informaciones
Sappi
"Shell" Transport and Trading
Tecnomatix Technologies
Telefonica
Tubos de Acero de Mexico
Turkcell Iletisim Hizmetleri
United Pan-Europe Commuinications
Vimpel-Communications




Equity securities eliminated from the portfolio since
April 30, 2000

China Resources Enterprise
Coca-Cola Beverages
FirstCom
Great Wall Technology
Korea Trunet
Koninklijke PTT Nederland
LG Electornics
Lucent Technologies
Matav-Cable Systems
Nissan Motor
Samsung
Seminis
Standard Chartered Bank
Tele Sudeste Celular Participacoes
Terra Networks



New World Fund, Inc.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2000                                                         (dollars in  millions)

Assets:
Investment securities at market
 (cost: $1,450.342)                                                                                $1,291.739
Cash                                                                                                     .004
Receivables for--
 Sales of investments                                                            $2.181
 Sales of fund's shares                                                           3.505
 Dividends and accrued interest                                                   3.401                 9.087
                                                                                                    1,300.830
Liabilities:
Payables for--
 Purchases of investments                                                         2.538
 Repurchases of fund's shares                                                     1.780
 Management services                                                               .873
 Other expenses                                                                    .855                 6.046
Net Assets at October 31, 2000--                                                                   $1,294.784
 Total authorized capital stock--200,000,000 shares
Class A shares, $.01 par value
 Net assets                                                                                        $1,279.222
 Shares outstanding                                                                                56,071,307
 Net asset value per share                                                                             $22.81
Class B shares, $.01 par value
 Net assets                                                                                           $15.562
 Shares outstanding                                                                                   685,351
 Net asset value per share                                                                             $22.71


STATEMENT OF OPERATIONS
for the year ended October 31, 2000                                         (dollars in  millions)
Investment Income:
Income:
 Dividends                                                                      $12.079
 Interest                                                                        25.252              $ 37.331

Expenses:
 Management services fee                                                         10.145
 Distribution expenses - Class A                                                  3.313
 Distribution expenses - Class B                                                   .070
 Transfer agent fee - Class A                                                     1.850
 Transfer agent fee - Class B                                                      .011
 Reports to shareholders                                                           .117
 Registration statement and prospectus                                             .523
 Postage, stationery and supplies                                                  .251
 Directors' fees                                                                   .144
 Auditing and legal fees                                                           .042
 Custodian fee                                                                     .601
 Taxes other than federal income tax                                               .029
 Other expenses                                                                    .031                17.127
 Net investment income                                                                                 20.204
Realized Loss and Change From Unrealized
 Appreciation to Unrealized
 Depreciation on Investments:
Net realized loss                                                                                      (4.368)
Change from unrealized appreciation to
 unrealized depreciation on investments                                                              (159.425)
 Net realized loss and change from unrealized
  appreciation to unrealized depreciation on investments                                             (163.793)
Net Decrease in Net Assets Resulting
 From Operations                                                                                     (143.589)





STATEMENT OF CHANGES IN NET ASSETS                                          (dollars in  millions)

                                                                             Year Ended     June 17, 1999 /*/
                                                                            October 31,        to October 31,
                                                                                    2000                 1999
Operations:
Net investment income                                                            20.204                 4.876
Net realized loss on investments                                                 (4.368)               (0.513)
Unrealized (depreciation) appreciation
 on investments                                                                (159.425)                0.813
 Net (decrease) increase in net assets
  resulting from operations                                                    (143.589)                5.176

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                         (6.958)                0.000
Total Dividends and Distributions                                                (6.958)                0.000

Capital Share Transactions:
 Proceeds from shares sold                                                      914.463               745.141
 Proceeds from shares issued in reinvestment
  of net investment income dividends                                              6.472                 0.000
 Cost of shares repurchased                                                    (214.241)              (11.844)
 Net increase in net assets resulting from
  capital share transactions                                                    706.694               733.297
Total Increase in Net Assets                                                    556.147               738.473

Net Assets:
Beginning of year                                                               738.637                  .164
End of year (including
 undistributed net investment
 income: $17.775 and $4.933,
 respectively)                                                               $1,294.784              $738.637

/*/ Commencement of operations

See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in companies with significant exposure to countries which have developing economies and/or markets. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only that class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 2000 such non-U.S. taxes were $1,037,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $356,000 for the year ended October 31, 2000.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of October 31, 2000, net unrealized depreciation on investments for federal income tax purposes aggregated $158,872,000; $98,974,000 related to appreciated securities and $257,846,000 related to depreciated securities. During the year ended October 31, 2000, the fund realized, on a tax basis, a net capital loss of $4,012,000 on securities transactions. The fund had available at October 31, 2000 a net capital loss carryforward totaling $4,324,000, which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Net losses related to non-U.S. currency and other transactions of $356,000 are treated as ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $1,450,611,000 at October 31, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $10,145,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                 Average Net Asset Level
Rate             In Excess of                          Up to
0.85%            $0                                    $500 million
0.77              500 million                           1.0 billion
0.71              1.0 billion                           1.5 billion
0.66              1.5 billion                           2.5 billion
0.62              2.5 billion

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $2,137,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended October 31, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expenses limits of 0.30% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.30% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.30% annual expense limit is not exceeded. For the year ended October 31, 2000, aggregate distribution expenses were $3,313,000, or 0.26% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended October 31, 2000, aggregate distribution expenses were $70,000, or 1.00% of net assets attributable to Class B shares.

As of October 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $338,000 and $13,000, respectively.

TRANSFER AGENT FEE - A fee of $1,861,000 was incurred during the year ended October 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1999), net of any payments to Directors, were $150,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,009,942,000 and $324,763,000, respectively, during the year ended October 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended October 31, 2000, the custodian fee of $601,000 includes $33,000 that was paid by these credits rather than in cash. The fund reclassified $356,000 from undistributed net investment income to undistributed net realized gains; and reclassified $47,000 from undistributed net investment income to additional paid-in capital for the year ended October 31, 2000, as a result of permanent differences between book and tax.

Net assets consisted of the following:

Capital paid in on shares of capital stock                   $1,440,213,000
Undistributed net investment income                              17,775,000
Accumulated net realized loss                                    (4,592,000)
Net unrealized depreciation                                    (158,612,000)
Net assets                                                   $1,294,784,000


Capital share transactions in the fund were as follows:

                                       Year ended     October 31, 2000     June 17, 1999/*/      to October 31, 1999
                                     Amount (000)               Shares         Amount (000)                   Shares
Class A Shares:
  Sold                                  $ 895.743           32,829,731            $ 745.141               31,700,839
  Reinvested dividends                      6.472              241,688                  -                        -
        and distributions
  Repurchased                            (213.848)          (8,199,648)             (11.844)                (508,731)
   Net increase in Class A                688.367           24,871,771              733.297               31,192,108
Class B Shares:/+/
  Sold                                     18.720              701,108                  -                        -
  Reinvested dividends                        -                    -                    -                        -
       and distributions
  Repurchased                               (.393)             (15,757)                 -                        -
   Net increase in Class B                 18.327              685,351                  -                        -
Total Net Increase in Fund              $ 706.694           25,557,122            $ 733.297               31,192,108


/*/ Commencement of
      Operations.
/+/ Class B shares were
      not offered before
      March 15, 2000.




PER-SHARE DATA AND RATIOS (1)

                                         Net asset                        Net losses
                                             value,         Net        on securities
                                          beginning   investment      (both realized
                                            of year       income     and unrealized)
Class A:
2000                                          $23.67    0.42 /2/               (1.08)/2/
1999                                           23.56          .16               (.05)
Class B:
2000                                           29.09     0.2 /2/               (6.58)/2/


                                                       Dividends
                                        Total from    (from net
                                         investment   investment               Total
                                         operations      income)       distributions
Class A:
2000                                          $(.66)       $(.20)              $(.20)
1999                                             .11           -                   -
Class B:
2000                                          (6.38)           -                   -


                                         Net asset                       Net assets,
                                         value, end       Total          end of year
                                            of year      return        (in millions)
Class A:
2000                                          $22.81     (2.91)%              $1,279
1999                                           23.67          .47                 739
Class B:
2000                                           22.71      (21.93)                  16


                                          Ratio of     Ratio of
                                           expenses   net income           Portfolio
                                         to average   to average            turnover
                                         net assets   net assets                rate
Class A:
2000                                           1.35%        1.61%         30.07% /3/
1999                                      1.46 /4/     1.83 /4/             0.83 /5/
Class B:
2000                                       2.03 /4/     0.93 /4/          30.07 /3/

/1/ The period ended 1999 represents the period June 17, commencement of operations, to October 31. The period ended 2000 represents, for Class A shares, fiscal year ended October 31, 2000 and, or Class B shares, the 230-day period ended October 31, 2000. Class B shares were not offered before March 15, 2000. Total return for 1999 and for Class B are based on activity during the period and thus are not representative of a full year.
/2/ Based on average shares outstanding.
/3/ Represents portfolio turnover rate (equivalent for
    all share classes) for the year ended October 31, 2000.
/4/ Annualized.
/5/ Based on operations for the period shown and, accordingly, not representative of a full year.






Independent Auditors' Report

To the Board of Directors and Shareholders of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the "fund"), including the investment portfolio, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period June 17, 1999, commencement of operations, to October 31, 1999, and the per-share data and ratios for the yeare then ended and the period June 17, 1999, commencement of operation, to October 31, 1999, for Class A shares and the period March 15, 2000, through October 31, 2000, for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of New World Fund Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period June 17, 1999, commencement of operations, to October 31, 1999, and the per-share data and ratios for the year then ended and the period June 17, 1999, commencement of operations, to October 31, 1999, for Class A shares and the period March 15, 2000 through October 31, 2000, for Class B shares, in conformity with generally accepted accounting principles in the United States of America.

PRICEWATERHOUSECOOPERS

Los Angeles, California
December 1, 2000




Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

The fund also designates as a net investment income distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended October 31, 2000 was $1,037,000. Foreign source income earned by the fund was $28,245,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                    PART C
                               OTHER INFORMATION
                              NEW WORLD FUND, INC.

ITEM 23. EXHIBITS

(a) Previously filed (see Pre-Effective Amendment No. 3 filed 3/10/00)
(b) Previously filed (see Pre-Effective Amendment No. 1 filed 3/3/99)
(c) Previously filed (see Pre-Effective Amendment No. 3 filed 3/10/00)
(d) Previously filed (see Post-Effective Amendment No. 2 filed 1/6/00)
(e) Previously filed (see Pre-Effective Amendment No. 3 filed 3/10/00)
(f) None
(g) Previously filed (see Post-Effective Amendment No. 2 filed 1/6/00)
(h) Previously filed (see Pre-Effective Amendment No. 3 filed 4/16/99)
(i) Previously filed (see Pre-Effective Amendment No. 3 filed 3/10/00)
(j) Consent of Independent Auditors
(k) None
(l) Previously filed (see Post-Effective Amendment No. 3 filed 4/16/99)
(m) Previously filed (see Pre-Effective Amendment No. 3 filed 3/10/00)
(n) Previously filed (see Pre-Effective Amendment No. 3 filed 3/10/00)
(o) None
(p) Previously filed (see Pre-Effective Amendment No. 3 filed 3/10/00)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

 None

ITEM 25. INDEMNIFICATION

  Registrant, upon the effective date of this Registration Statement, will become a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which will insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

ITEM 25. INDEMNIFICATION (CONTINUED)

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

  Article VIII (h) of the Articles of Incorporation of New World Fund, Inc. (the "Fund" or the "Corporation") provides that "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not

ITEM 25. INDEMNIFICATION (CONTINUED)

be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

  Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

  None

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                            (2)              (3)



       NAME AND PRINCIPAL                         POSITIONS AND OFFICES          POSITIONS AND OFFICES

          BUSINESS ADDRESS                          WITH UNDERWRITER               WITH REGISTRANT



       David L. Abzug                             Vice President                 None

       27304 Park Vista Road

       Agoura Hills, CA 91301



       John A. Agar                               Vice President                 None

       1501 N. University, Suite 227A

       Little Rock, AR 72207



       Robert B. Aprison                          Vice President                 None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                         Vice President                 None



       Steven L. Barnes                           Senior Vice President          None

       5400 Mount Meeker Road

       Suite 1

       Boulder, CO  80301-3508



B      Carl R. Bauer                              Vice President                 None



       Michelle A. Bergeron                       Senior Vice President          None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                        Regional Vice President        None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                            Senior Vice President          None

       148 E. Shore Ave.

       Groton Long Point, CT 06340



       John A. Blanchard                          Vice President                 None

       6421 Aberdeen Road

       Mission Hills, KS  66208



       Ian B. Bodell                              Senior Vice President          None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                          Senior Vice President          None

       2320 North Austin Avenue

       Georgetown, TX 78626

       Alan Brown                                 Vice President                 None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                             Vice President                 None



       Brian C. Casey                             Vice President                 None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                          Senior Vice President          None

       609 W. Littleton Blvd., Suite 310

       Greenwood Village, CO  80120



       Christopher J. Cassin                      Senior Vice President          None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                           Vice President                 None

       1301 Stoney Creek Drive

       San Ramon, CA  94538



L      Larry P. Clemmensen                        Director                       None



L      Kevin G. Clifford                          Director, President and        None
                                                  Co-Chief

                                                  Executive Officer



       Ruth M. Collier                            Senior Vice President          None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                            Assistant Vice President       None



H      Carlo O. Cordasco                          Assistant Vice President       None



       Thomas E. Cournoyer                        Vice President                 None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell                       Senior Vice President          None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



L      Carl D. Cutting                            Vice President                 None

       William F. Daugherty                       Regional Vice President        None

       1216 Highlander Way

       Mechanicsburg, PA 17055



       Daniel J. Delianedis                       Vice President                 None

       8689 Braxton Drive

       Eden Prairie, MN  55347



       James A. DePerno, Jr.                      Regional Vice President        None

       91 Church Street

       East Aurora, NY 14052



       Michael A. DiLella                         Vice President                 None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                            Senior Vice President          None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                              Senior Vice President          None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                             Director, Executive Vice       None
                                                  President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                          Secretary                      None



       Robert W. Durbin                           Vice President                 None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                           Senior Vice President          None



       John Fodor                                 Senior Vice President          None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                            Regional Vice President        None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                           Senior Vice President          None

       Route 2, Box 3162

       Osage Beach, MO  65065



B      Evelyn K. Glassford                        Vice President                 None



       Jeffrey J. Greiner                         Vice President                 None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                         Director                       None



B      Mariellen Hamann                           Assistant Vice President       None



       David E. Harper                            Senior Vice President          None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                            Assistant Vice President       None



       Ronald R. Hulsey                           Senior Vice President          None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish                            Vice President                 None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                        Director                       None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                           Senior Vice President          None



       John P. Keating                            Regional Vice President        None

       2285 Eagle Harbor Parkway

       Orange Park, FL 32073



       Dorothy Klock                              Vice President                 None

       515 East 89th Street, Apt. 4G

       New York, NY 10128



H      Diane Koske                                Assistant Vice President



       Andrew R. LeBlanc                          Regional Vice President        None

       78 Eton Road

       Garden City, NY 11530



       Arthur J. Levine                           Senior Vice President          None

       12558 Highlands Place

       Fishers, IN  46038



B      Karl A. Lewis                              Assistant Vice President       None



       T. Blake Liberty                           Vice President                 None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                               Regional Vice President        None

       5570 Beechwood Terrace

       West Des Moines, IA 50266



L      Lorin E. Liesy                             Vice President                 None



       Louis Linquata                             Regional Vice President        None

       170 South Battin

       Wichita, KS 67218



LW     Robert W. Lovelace                         Director                       None



       Stephen A. Malbasa                         Senior Vice President          None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                           Senior Vice President          None

       5241 South Race Street

       Littleton, CO  80121



L      J. Clifton Massar                          Director, Senior Vice President   None



L      E. Lee McClennahan                         Senior Vice President          None



       James R. McCrary                           Regional Vice President        None

       963 1st Street, #1

       Hermosa Beach, CA 90254



S      John V. McLaughlin                         Senior Vice President          None



       Terry W. McNabb                            Vice President                 None

       2002 Barrett Station Road

       St. Louis, MO  63131



       William E. Noe                             Vice President                 None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                             Vice President                 None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                              Vice President                 None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey Olson                              Regional Vice President        None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                              Regional Vice President        None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                            Regional Vice President        None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David Petzke                               Regional Vice President        None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                           Senior Vice President          None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                        Assistant Vice President       None



       Carl S. Platou                             Vice President                 None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



L      John O. Post                               Senior Vice President          None

S      Richard P. Prior                           Vice President                 None



       Steven J. Reitman                          Senior Vice President          None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                           Vice President                 None

       P.O. Box 388

       Glenville, NC  28736



       George S. Ross                             Senior Vice President          None

       P.O. Box 376

       Southport, ME 04576



L      Julie D. Roth                              Vice President                 None



L      James F. Rothenberg                        Director                       None



       Douglas F. Rowe                            Vice President                 None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                       Vice President                 None

       10538 Cheviot Drive

       Los Angeles, CA  90064



       Dean B. Rydquist                           Senior Vice President          None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                          Senior Vice President          None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti                        Vice President                 None

       31465 St. Andrews

       Westlake, OH  44145



L      R. Michael Shanahan                        Director                       None



       Brad W. Short                              Regional Vice President        None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                             Chairman of the Board and      None

       1000 RIDC Plaza, Suite 212                 Co-Chief Executive
                                                  Officer

       Pittsburgh, PA 15238



       William P. Simon                           Senior Vice President          None

       912 Castlehill Lane

       Devon, PA 19333



       Rodney G. Smith                            Senior Vice President          None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



S      Sherrie L. Snyder-Senft                    Assistant Vice President       None



       Anthony L. Soave                           Regional Vice President        None

       8831 Morning Mist Drive

       Clarkston, MI 48348



L      Therese L. Souiller                        Assistant Vice President       None



       Nicholas D. Spadaccini                     Vice President                 None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                       Assistant Vice President       None



       Daniel S. Spradling                        Senior Vice President          None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



LW     Eric H. Stern                              Director                       None



B      Max D. Stites                              Vice President                 None



       Thomas A. Stout                            Vice President                 None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                          Vice President                 None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                       Senior Vice President          None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Drew W. Taylor                             Vice President                 None



       Gary J. Thoma                              Regional Vice President        None

       604 Thelosen Drive

       Kimberly, WI 54136



L      James P. Toomey                            Vice President                 None



I      Christopher E. Trede                       Vice President                 None



       George F. Truesdail                        Senior Vice President          None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                       Vice President                 None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                             Regional Vice President        None

       204 Fernleaf Drive

       Corona del Mar, CA 92625



       Thomas E. Warren                           Vice President                 None

       119 Faubel Street

       Sarasota, FL  34242



L      J. Kelly Webb                              Senior Vice President,         None

                                                  Treasurer and Controller



       Gregory J. Weimer                          Vice President                 None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                           Director                       None



       George J. Wenzel                           Regional Vice President        None

       251 Barden Road

       Bloomfield, MI 48304



H      J. D. Wiedmaier                            Assistant Vice President       None

SF     N. Dexter Williams                         Senior Vice President          None



       Timothy J. Wilson                          Vice President                 None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                          Vice President                 None



H      Marshall D. Wingo                          Director, Senior Vice          None
                                                  President



L      Robert L. Winston                          Director, Senior Vice          None
                                                  President



       William R. Yost                            Senior Vice President          None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Janet M. Young                             Regional Vice President        None

       1616 Vermont

       Houston, TX  77006



       Jonathan A. Young                          Regional Vice President        None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                            Regional Vice President        None

       2887 Player Lane

       Tustin Ranch, CA  92782


__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 None



                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26th day of December, 2000.

  NEW WORLD FUND, INC.
  By /s/ Gina H. Despres
      (Gina H. Despres, Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on December 26, 2000, by the following persons in the capacities indicated.

           SIGNATURE                                 TITLE

(1)        Principal Executive Officer:

            /s/ Robert W. Lovelace                   President and Director

           (Robert W. Lovelace)

(2)        Principal Financial Officer
           & Principal Accounting Officer:

            /s/ R. Marcia Gould                      Treasurer

           (R. Marcia Gould)

(3)        Directors:

           Elisabeth Allison*                        Director

            /s/ Gina H. Despres

           (Gina H. Despres)                         Chairman of the Board

           Robert A. Fox*                            Director

           Alan Greenway*                            Director

           Koichi Itoh*                              Director

           William H. Kling*                         Director

            /s/ Robert W. Lovelace

           (Robert W. Lovelace)                      President, PEO and Director

           John G. McDonald*                         Director

           William I. Miller*                        Director

           Kirk P. Pendleton                         Director

           Donald E. Petersen*                       Director


 *By   /s/ Vincent P. Corti
         (Vincent P. Corti, Attorney-in-Fact)
Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
   /s/ Michael J. Downer
  (Michael J. Downer)